Q2 2012 Earnings Release August 2, 2012

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.
All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

Q2’12 Xylem Results

Strong Operating Performance
Strong Operating Performance
* See Appendix for Non-GAAP Reconciliations
Financial Performance Summary Financial Performance Summary
Orders
Revenue
Gross Margin
Operating Margin *
EPS *
Free Cash Flow *
$970M
$966M
39.6%
14.0%
54% Conversion
$0.49
$86M
Book to Bill 1.00
+4% (Constant Currency)*
+60 bps
14.8% ex. Stand-Alone Costs, +100 bps
+4% Normalized Growth

Business Update

Advancing Our Strategic Position
•
Growing the Analytical Instrumentation Platform
•
Expanding Dewatering Services into Attractive Markets in Brazil
Deploying Innovative New Product Applications and Services
•
Strong Order Rate for Treatment in Q2’12
•
New Generation YSI EXO Sonde
Continued Strong Execution
•
Q2’12 Emerging Markets Growth of 22% (Constant Currency Basis)
•
Driving Customer Excellence and Cost Reduction Initiatives
Strengthening Foundation & Positioning for Future Growth
Strengthening Foundation & Positioning for Future Growth
•
MJK Automation Acquisition
Xylem Total Care - Energy Audits Identify Customer Savings & Retrofit Opportunities
•

1H’12 Organic Revenue Performance

End Market
(% of 2011 Revenue)
1H’12 Organic
Growth vs. PY
Industrial
(~40%)
Public Utility
(~36%)
Commercial
(~12%)
Residential
(~9%)
Agriculture
(~3%)
1H’12 Organic
Growth vs. PY
Mid
Single
Low
Single
Low
Single
Mid
Single
Major Geographic Region
(% of 2011 Revenue)
Organic
Growth vs. PY
U.S. (~36%)
+ Industrial & Residential Strength
+ Commercial Up (Moderating)
– Public Utility (Dewatering & Projects)
Europe (~37%)
– Industrial Down Slightly
– Residential & Commercial Weakness
= Public Utility Flat
Emerging Markets (19%)
+ Up Across All Regions
Total Growth
+3%
-1%
+11%
+1%
U.S.
U.S.
&
&
EM
EM
Strength
Strength
Partially
Partially
Offset
Offset
by
by
Europe
Europe
…
…
Public
Public
Utility
Utility
Stable
Stable

Full Year Outlook

Challenging Market Dynamics
•
Slower Growth in the Developed Markets
•
FX Headwinds Continue
Productivity & Strong Execution Continues While Investing for Growth
•
Disciplined Capital Deployment
•
Maintaining Operating Margin Expansion Target
Accelerating Restructuring & Realignment Actions In Face of Economic Uncertainty
Updating 2012 Guidance, Reflecting Lower Organic Growth
•
Full Year Revenue ~$3.8B; Organic Growth 1% to 3%
•
Adjusted EPS Mid Point of $1.77*
• *See appendix for non-GAAP reconciliations
•
Investing $15M to $20M
Navigating Through a Tougher Macro Environment
Navigating Through a Tougher Macro Environment

Q2’12 Xylem Performance

Revenue Up 4%* …
Revenue Up 4%* …
Op Margin Before Stand Alone Costs  + 100 Bps
Op Margin Before Stand Alone Costs  + 100 Bps
- 1%
• *See appendix for non-GAAP reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
+1%
Incremental Margin ~36%
(Ex. FX & Stand Alone Costs)
Q2 Growth
Organic +1%
Acquisition +3%
Constant Currency +4%
FX -5%
Total -1%
Cost Reductions +3.1%
Price +1.4%
Acquisitions  +0.4%
Vol/Mix/Invest - 1.1%
Organic Performance
By End Market By Geography
+ Industrial + U.S.
+ Public Utility Europe
Commercial + Emerging Markets
Residential
Agriculture
Revenue
Operating Income *
971 966
134 135
Q2'11
Op Margin*
13.8%
3.8% 0.0%
2.8%
14.8%
0.8%
14.0%
Operations
FX Inflation
Q2'11
Op Margin
Before Stand-
Alone Costs*
Stand-
Alone
Costs
Q2’12
Op Margin*

Q2’12 Xylem Performance

Core Operations & YSI Drive Significant Earnings Growth
Core Operations & YSI Drive Significant Earnings Growth
Interest ($0.06)
Stand-Alone ($0.03)
Separation Costs  $0.15
Special Tax $0.02
Q2’12 EPS *
4% Normalized
EPS Growth
* See Appendix for Non-GAAP Reconciliations
Operational Performance:
+
+
Separation Costs ($0.02)
Special Tax $0.01
$0.39
$0.08
$0.47
$0.02
$0.49 $0.48
Q2’11
GAAP EPS
Adjustments Normalized
Q2’11 EPS
Operational
Performance
Adjusted
Q2’12EPS
Adjustments
Q2’12
GAAP EPS
$0.01
Core Operations
$0.04
YSI Acquisition
$0.03
Operating Tax Rate ($0.01)
FX Translation
($0.04)

Q2’12 Water Infrastructure Performance

Resilient Portfolio …
Resilient Portfolio …
Outstanding YSI Performance
Outstanding YSI Performance
+1%
* See appendix for non-GAAP reconciliations
Revenue
Operating Income * Operating Income *
(Dollars, In Millions)
(Dollars, In Millions)
-2%
Price & Productivity More Than
Offset Inflation/Mix
(Constant Currency)
• Transport +6%
+
Public Utility … Emerging Markets Up, Europe Flat
+
Industrial … Up in Most Regions, U.S. Flat
–
Drought Condition Impact on Dewatering
• Treatment -11%
–
Lower Project Deliveries; Key Wins for 2013
•
Test +58% (Incl. YSI Acquisition $32M)
–
Europe Weaker
Q2 Growth
Organic +2%
Acquisition +5%
Constant Currency +7%
FX -6%
Total +1%
602 609
96 94
15.9%
2.4%
0.4%
2.6%
16.1%
0.7%
15.4%
Q2'11
Op Margin*
Operations
FX
Inflation Q2'11
Op Margin
Before
Stand-Alone
Stand-
Alone
Q2’12
Op Margin*
Cost Reductions
Price
Acquisitions
Vol/Mix/Invest
+2.6%
+1.0%
+0.5%
- 1.7%

Q2’12 Applied Water Performance

Productivity & Price Initiatives Drive Strong Op Margin Expansion
Productivity & Price Initiatives Drive Strong Op Margin Expansion
* See appendix for non-GAAP reconciliations
(Dollars, In Millions)
(Dollars, In Millions)
(Constant Currency)
•
–
Commercial … Slowing Institutional Spend
–
Residential … Europe Down
+
U.S. Up Mid Single Digits
•
+
Double-Digit U.S. Growth
–
Europe Weaker
•
+
U.S. Up Double Digits
-3%
+4%
Significant Margin Expansion Significant Margin Expansion
+140 bps before Stand Alone +140 bps before Stand Alone
Q2 Growth Q2 Growth Q2 Growth Q2 Growth
Constant Currency
Flat
Flat
Organic
Acquisition
FX
Total
-%
-3%
-3%
Revenue Revenue
Operating Income * Operating Income *
Cost Reductions +3.8%
Price +2.1%
Vol/Mix/Invest - 1.0%
50
52
385
373
Q2'11
Op Margin
Operations FX Inflation Q2'12
Op Margin
Before
Stand-Alone
Stand-
Alone
Q2'12
Op Margin *
13.0%
14.4%
13.9%
0.6%
2.9%
0.5%
4.9%
Building Services -2%
Industrial Water +4%
Irrigation -4%
Q2'11 Q2'12
Q2'11 Q2'12

Xylem Financial Position

FY
FY
Cash
Cash
Flow
Flow
On
On
Track
Track
…
…
Strong Balance Sheet Provides Flexibility
Strong Balance Sheet Provides Flexibility
• Free Cash Flow $86M
• ‘12 Includes $36M and $26M of
Incremental Tax & Interest Pmts
• Working Capital Investment $10M
• Capex > 1 Reinvestment Ratio
• Strong Cash Position
• No Significant Debt Maturities Until 2016
• 30% Net Debt to Net Capital
• 1.3x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility - Unutilized
• Access to Commercial Paper - Unutilized
FCF% 75% 54%
W/C%** 24.8% 23.6%
June 30, 2012
Cash 358
Debt 1,206
Net Debt 848
Stockholders’ Equity 1,948
Net Capital 2,796
Net Debt to Net Capital 30%
(Dollars, In Millions)
(Dollars, In Millions)
(Dollars, In Millions)
* See Appendix for Non-GAAP Reconciliations
** (AR+INV-AP)/ TTM Revenue (Adjusted for Acquisitions)
Free Cash Flow * Free Cash Flow *
Working Capital Working Capital
Capital Summary/Liquidity Capital Summary/Liquidity
134
86 86
900
910 910
Q2’11 YTD
Q2’12 YTD
Q2’11
Q2’12

2012 Guidance

End Market Performance

Challenging
Challenging
Market
Market
Dynamics
Dynamics
…
…
Europe
Europe
Weaker
Weaker
Industrial
Public Utility
Commercial
Residential
Agriculture
Up Low - Mid
Single Digit
Flat - Up Low
Single Digit
Up Low
Single Digit
Up Low
Single Digit
Down Low
Single Digit -
Flat
• Weaker Europe
• Drought Conditions Continue
• Moderate Sequential Growth (2H vs. 1H)
• US/Europe MRO Stable
• Shippable 2012 project backlog down (Capex)
• Moderate Sequential Growth (2H vs. 1H)
• Energy Efficient Solutions
• Flat  to Up Slightly (2H vs. 1H)
• U.S. Stable … Weaker Europe
• Flat  to Up Slightly (2H vs. 1H)
• Favorable U.S. Conditions Continue
vs. Previous vs. Previous
Outlook Outlook
2H Planning Assumptions 2H Planning Assumptions
FY’ 12
vs. PY

Guidance Roll-Forward

Lower Revenue Outlook … Cost Savings Plan Mitigates EPS Impact
Mid-Point Roll-Forward
Revenue EPS Note
Previous Guidance
$3.95B
$1.87 Based on Organic Growth 4%-6%
FX Translation
($50M)
($0.03) Euro Rate at $1.22 (Previously $1.31)
MJK Acquisition
$6M
($0.01) Not Included in Prior Guidance
Market Dynamics
($105M)
($0.16) Organic Growth 1%-3%; -3  pt. Revision
Cost Savings Actions - Paced Investments, Discretionary Costs $0.10
Revised Guidance
~3.8B
$1.77
3% Operational EPS Reduction
Previous
Guidance
FX
Translation
MJK
Acquisition
Reset
FX & MJK
Operational
Performance
Revised
Guidance
$1.87
$1.83
$1.77
$0.03
$0.01
$0.06
EPS Midpoint Illustration
- - 3% 3%

2012 Financial Guidance Summary

* See Appendix for Non-GAAP Reconciliations
Revenue
Xylem Consolidated
Water Infrastructure
Applied Water
Segment Margin *
Operating Margin *
EPS *
Free Cash Flow Conversion
Guidance Assumptions:
Stand-Alone Costs
Operating Tax Rate
Share Count
Items Excluded from Guidance:
(1) Separation Costs
(2) Restructuring &
Realignment Costs
~$3.8B
~$2.4B
~$1.4B
14.2% - 14.6%
12.7% - 13.3%
$1.72 - $1.82
95%
$25M - $30M
~25%
~186.3M
$15M - $20M
$15M - $20M
Constant Currency Organic  Acquisition
3% to 5%                      1% to 3%                   2%
5% to 7%                      1% to 3%                   4%
0% to 3%                      0% to 3%                   0%
+20 to +60 bps
+0 to +60 bps
+4% to +10% on Normalized Basis
Excluding one-time separation costs
Included in EPS Guidance; In Line with Expectations
Excludes Special Tax Items
In Line with Expectations
$9M-$10M Annual Savings Beginning 2013
2012 Full Year 2012 Full Year
Financial Outlook Financial Outlook
Growth Growth
2012E vs. 2011 2012E vs. 2011

Resilient Portfolio, Discipline & Strategic Focus
…
…
Provides
Provides
Confidence
Confidence
in
in
2H
2H
Execution
Execution
and
and
Ability
Ability
to
to
Position
Position
For
For
2013
2013

• Resilient Portfolio … Despite Challenging End Market Conditions
• Management Discipline …Proactive Actions (~$100M of Restructuring & Realignment ‘08-’12)
• Operational Excellence … Driving Productivity Initiatives
• Continued Investment Driving Growth in Core Business
•
(2012E At Mid-Point Guidance)
Revenue Revenue
Revenue Up ~$510M … +15%
Op Income Up ~$165M … ~46%
Incremental Margin ~32%
Incl. Stand-
Alone Costs
12.7%     13.0%
Expansion +290 Bps On Comp Basis
2008 2009 2010 2011 2012E
2,849
3,202
3,803 ~3.8B
3,291
2008 2009 2010
10.8% 10.8%
12.6%
12.8%
13.7%
2011 2012E
Operating Margin
*
* Excludes the impact of restructuring and stand alone costs for all periods. See Appendix for Non-GAAP Reconciliations
Key Acquisitions … Transitioning Portfolio to Higher Profitability Levels

Key Takeaways

Strong Q2 Operating Performance
Executing Long-Term Strategy … MJK Bolt-On Acquisition & New Product
Applications
Stable Business Performance In Challenging Macro Environment
Top-Line Challenges … Driven by Europe
Resilient Portfolio & Large Installed Base Dampens Unfavorable Macro Conditions
Positioning Cost Structure for Stronger Operating Leverage
Customer Excellence & Operational Discipline
Taking Actions and Investing for Future Growth
Strong Financial Position & Strong Cash Flow Generation
Flexibility to Execute Long-Term Strategy

Appendix

2012 EPS Outlook

Mid Point 7% Earnings Growth On Normalized Basis
Illustration of Mid Point Guidance
* See Appendix for Non-GAAP Reconciliations
Includes
unfavorable tax
rate change of 1%
Operational Performance:
+
Core Operations $0.15
+
Acquisitions (YSI & MJK) $0.08
–
Operating Tax Rate ($0.02)
–
FX Translation ($0.10)
Adjusted
FY'11 EPS*
Incremental
Interest
Expense
Incremental
Stand- Alone Costs
Normalized
FY'11 EPS*
Operational
Performance
Adjusted
FY'12 EPS*
$1.93
$1.66
$1.77
$0.16
$0.11
$0.11
7% Normalized 7% Normalized
EPS Growth EPS Growth

Quarterly Financial Performance

($M, Except
EPS)
Q1’10 Q2’10 Q3’10 Q4’10 FY’10 Q1’11 Q2’11 Q3’11 Q4’11 FY’11 Q1’12 Q2’12
Revenue 686 775 806 935 3,202 890 971 939 1,003 3,803 925 966
COGS 431 484 497 576 1,988 553 592 574 623 2,342 562 583
Gross Profit 255 291 309 359 1,214 337 379 365 380 1,461 363 383
SG&A 164 170 183 220 737 210 219 215 233 877 231 220
R&D 18 17 18 21 74 24 26 23 27 100 28 28
Separation Costs - - - - - 3 18 46 20 87 5 6
Restructuring &
Asset
Impairment
Charges, net 4 3 1 7 15 - - 2 - 2 - -
Op Income 69 101 107 111 388 100 116 79 100 395 99 129
Interest Expense - - - - - - 1 1 15 17 14 13
Other Non-Op -2 -1 3 - - 1 - 4 - 5 (1) (1)
Income before
Tax 67 100 110 111 388 101 115 82 85 383 84 115
Tax 11 15 19 14 59 23 43 5 33 104 21 26
Net Income 56 85 91 97 329 78 72 77 52 279 63 89
EPS – Diluted * $0.30 $0.46 $0.49 $0.53 $1.78 $0.42 $0.39 $0.42 $0.28 $1.50 $0.34 $0.48
* On October 31, 2011, Xylem Inc. completed the spin-off through a tax-free stock dividend to ITT Corporation’s shareholders.  ITT
Corporation shareholders received one share of our common stock for each share of ITT common stock.  As a result on October 31, 2011, periods presented prior to the spin-off.
we had 184.6 million shares of common stock outstanding and this share amount is being utilized to calculate earnings per share for all

Non-GAAP Measures

Xylem Inc. Non- GAAP Measures
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation. The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Organic revenue" and "Organic orders”
“Constant currency”
defined as financial results adjusted for currency by translating current period and prior period activity using the same currency conversion rate. This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA”
“Operating Income * ”, "Adjusted Operating Income" and “Adjusted EPS”
defined as operating income and earnings per share, adjusted to exclude restructuring and
“Normalized EPS”
defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.
“Free Cash Flow”
defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant
“Adjusted EBITDA”
defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation.
reflects the adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-off from ITT Corporation.
items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non- discretionary cash payments, such as debt.
realignment and one- time separation costs associated with the Xylem spin- off from ITT Corporation and tax- related special items.

Non-GAAP Reconciliation:
Organic & Constant Currency Revenue Growth

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Revenue Revenue 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Six Months Ended June 30
Xylem Inc. 1,891 1,861 30 1.6% (66) 63 - 27 1.5% 5.0%
Water infrastructure 1,193 1,153 40 3.5% (66) 47 - 21 1.8% 7.5%
Applied Water 728 740 (12) -1.6% - 18 (1) 5 0.7% 0.8%
Quarter Ended June 30
Xylem Inc. 966 971 (5) -0.5% (32) 49 - 12 1.2% 4.5%
Water infrastructure 609 602 7 1.2% (32) 37 (1) 11 1.8% 7.3%
Applied Water 373 385 (12) -3.1% - 13 (1) - 0.0% 0.3%
Quarter Ended March 31
Xylem Inc. 925 890 35 3.9% (34) 14 - 15 1.7% 5.5%
Water infrastructure 584 551 33 6.0% (34) 10 1 10 1.8% 7.8%
Applied Water 355 355 - 0.0% - 5 - 5 1.4% 1.4%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation:
Organic & Constant Currency Order Growth

Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (B + D) / A
Change % Change Change % Change
Orders Orders 2012 v. 2011 2012 v. 2011 FX Contribution Eliminations Adj. 2012 v. 2011 Adj. 2012 v. 2011
2012 2011
Six Months Ended June 30
Xylem Inc. 1,974 1,976 (2) -0.1% (67) 69 - - 0.0% 3.4%
Water infrastructure 1,255 1,244 11 0.9% (67) 53 - (3) -0.2% 5.1%
Applied Water 752 764 (12) -1.6% - 18 (3) 3 0.4% 0.8%
Quarter Ended June 30
Xylem Inc. 970 998 (28) -2.8% (30) 51 - (7) -0.7% 2.3%
Water infrastructure 617 632 (15) -2.4% (30) 40 - (5) -0.8% 4.0%
Applied Water 370 383 (13) -3.4% - 13 (2) (2) -0.5% 0.0%
Quarter Ended March 31
Xylem Inc. 1,004 978 26 2.7% (37) 18 - 7 0.7% 4.5%
Water infrastructure 638 612 26 4.2% (37) 13 - 2 0.3% 6.4%
Applied Water 382 381 1 0.3% - 5 (1) 5 1.3% 1.6%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

Non-GAAP Reconciliation: Adjusted Diluted EPS

Q1 2012 Q2 2012 YTD 2012
Net Income 63 89 152
Separation costs, net of tax 4 4 8
Adjusted Net Income before Special Tax Items 67 93 160
Special Tax Items - (1) (1)
Adjusted Net Income 67 92 159
Diluted Earnings per Share $0.34 $0.48 $0.82
Separation costs per Share $0.02 $0.02 $0.04
Adjusted diluted EPS before Special Tax Items $0.36 $0.50 $0.86
Special Tax Items per Share $0.00 ($0.01) ($0.01)
Adjusted diluted EPS $0.36 $0.49 $0.85
Q1 2011 Q2 2011 YTD 2011
Net Income 78 72 150
Separation costs, net of tax 2 27 29
Adjusted Net Income before Special Tax Items 80 99 179
Special Tax Items - 4 4
Adjusted Net Income 80 103 183
Diluted Earnings per Share $0.42 $0.39 $0.82
Separation costs per Share $0.01 $0.15 $0.16
Adjusted diluted EPS before Special Tax Items $0.43 $0.54 $0.97
Special Tax Items per Share $0.00 $0.02 $0.02
Adjusted diluted EPS $0.43 $0.56 $0.99
Adjusted Diluted EPS
For The Three and Six Months Ended June 30, 2012 & 2011
($ Millions, except per share amounts)
Xylem Inc. Non-GAAP Reconciliation

Non-GAAP Reconciliation: Normalized and Adjusted EPS

Q2 2011 Q2 2012
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 971 971 971 966 966
Operating Income 116 18 a 134 (8) c 126 129 6 a 135
Operating Margin 11.9% 13.8% 13.0% 13.4% 14.0%
Interest Expense (1) (1) (13) d (14) (13) (13)
Other Non-Operating Income (Expense) - - - (1) (1)
Income before Taxes 115 18 133 (21) 112 115 6 121
Provision for Income Taxes (43) 13 b (30) 5 e (25) (26) (3) b (29)
Net Income 72 31 103 (16) 87 89 3 92
Diluted Shares 184.6 184.6 186.2 186.2
Diluted EPS 0.39 $              0.17 $               0.56 $               (0.09) $              0.47 $             0.48 $              0.01 $               0.49 $
a One time separation costs
b Tax impact of one time separation costs and special tax items
c Incremental stand alone costs incurred in 2012
d Incremental interest expense on long-term debt entered into in conjunction with the spin.
e Tax impact of incremental interest expense and stand alone costs incurred in 2012
Xylem Inc. Non-GAAP Reconciliation
Normalized and Adjusted Diluted EPS
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Segment Operating Income
Adjusted Segment Operating Income
Q1 Q2 YTD
'12 '11 '12 '11 '12 '11
Total Revenue
• Water Infrastructue 584 551 609 602 1,193 1,153
• Applied Water 355 355 373 385 728 740
Operating Income
• Water Infrastructue 75 64 93 94 167 158
• Applied Water 40 46 52 50 92 96
Separation Costs
• Water Infrastructue 2 - 1 2 3 2
• Applied Water 1 - - - 1 -
Adjusted Operating Income*
• Water Infrastructue 77 64 94 96 170 160
• Applied Water 41 46 52 50 93 96
Operating Margin
• Water Infrastructue 12.8% 11.6% 15.2% 15.6% 14.0% 13.7%
• Applied Water 11.3% 13.0% 13.9% 13.0% 12.6% 13.0%
Adjusted Operating Margin*
• Water Infrastructue 13.2% 11.6% 15.4% 15.9% 14.2% 13.9%
• Applied Water 11.5% 13.0% 13.9% 13.0% 12.8% 13.0%
*Adjusted Operating Income excludes non-recurring separation costs
Xylem Inc. Non-GAAP Reconciliation
Segment Operating Income
($ Millions)

Non-GAAP Reconciliation: Free Cash Flow

2012 2011
Net Cash - Operating Activities 125                       161
Capital Expenditures (57)                        (53)
Free Cash Flow, including separation costs 68                          108
Separation Costs (Cash Paid incl. Capex) 18                          26
Free Cash Flow, excluding separation costs 86                          134
Net Income 152 150
Separation Costs, net of tax (incl. tax friction) 8 29
Adjusted Net Income 160 179
Free Cash Flow Conversion 54% 75%
Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
For The Six Months Ended June 30, 2012 & 2011
($ Millions)
Six Months Ended

Non-GAAP Reconciliation: 2012 Xylem EBITDA & Adj. EBITDA
Q1 Q2 YTD
Income Before Taxes 84 115 199
Interest, net 13 13 26
Depreciation 23 21 44
Amortization 11 12 23
Stock Compensation 5 5 10
EBITDA 136 166 302
Separation Costs 5 6 11
Adjusted EBITDA 141 172 313
Revenue 925 966 1,891
Adjusted EBITDA Margin 15.2% 17.8% 16.6%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Total Xylem
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Xylem EBITDA & Adj. EBITDA
Q1 Q2 YTD
Income Before Taxes 101                      115                      216
Interest, net -                      -                      -
Depreciation 22                        25                        47
Amortization 11                        10                        21
Stock Compensation 3                          2                          5
EBITDA 137                      152                      289
Separation Costs 3                          18                        21
Adjusted EBITDA 140                      170                      310
Revenue 890                      971                      1,861
Adjusted EBITDA Margin 15.7% 17.5% 16.7%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Total Xylem
($ Millions)

Non-GAAP Reconciliation: 2012 Water Infrastructure EBITDA & Adj. EBITDA
Q1 Q2 YTD
Income Before Taxes 75                        93                        168
Interest, net -                      -                      -
Depreciation 16                        15                        31
Amortization 10                        9                          19
Stock Compensation 1                          1                          2
EBITDA 102                      118                      220
Separation Costs 2                          1                          3
Adjusted EBITDA 104                      119                      223
Revenue 584                      609                      1,193
Adjusted EBITDA Margin 17.8% 19.5% 18.7%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Water Infrastructure EBITDA & Adj. EBITDA
Q1 Q2 YTD
Income Before Taxes 65                        93                        158
Interest, net -                      -                      -
Depreciation 16                        19                        35
Amortization 9                          9                          18
Stock Compensation -                      -                      -
EBITDA 90                        121                      211
Separation Costs -                      2                          2
Adjusted EBITDA 90                        123                      213
Revenue 551                      602                      1,153
Adjusted EBITDA Margin 16.3% 20.4% 18.5%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)

Non-GAAP Reconciliation: 2012 Applied Water EBITDA & Adj. EBITDA
Q1 Q2 YTD
Income Before Taxes 40                        52                        92
Interest, net -                      -                      -
Depreciation 6                          6                          12
Amortization 1                          1                          2
Stock Compensation 1                          -                      1
EBITDA 48                        59                        107
Separation Costs 1                          -                      1
Adjusted EBITDA 49                        59                        108
Revenue 355                      373                      728
Adjusted EBITDA Margin 13.8% 15.8% 14.8%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Applied Water EBITDA & Adj. EBITDA
Q1 Q2 YTD
Income Before Taxes 46                        51                        97
Interest, net -                      -                      -
Depreciation 6                          6                          12
Amortization 2                          1                          3
Stock Compensation -                      -                      -
EBITDA 54                        58                        112
Separation Costs -                      -                      -
Adjusted EBITDA 54                        58                        112
Revenue 355                      385                      740
Adjusted EBITDA Margin 15.2% 15.1% 15.1%
2011
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2012 Guidance
FY '11 FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Projected Adjustments Adjusted
Total Revenue 3,803 3,803 3,803 3,800 3,800
Segment Operating Income 503 29 a 532 (10) d 522 524 25 h,i 549
Segment Operating Margin 13.2% 14.0% 13.7% 13.8% 14.4%
Corporate Expense 108 (58) b 50 18 e 68 66 (11) h 55
Operating Income 395 87 482 (28) 454 458 36 494
Operating Margin 10.4% 12.7% 11.9% 12.1% 13.0%
Interest Expense (17) (17) (39) f (56) (54) (54)
Other Non-Operating Income (Expense) 5 5 5 (2) (2)
Income before Taxes 383 87 470 (67) 403 402 36 438
Provision for Income Taxes (104) (8) c (112) 16 g (96) (99) (10) j (109)
Net Income 279 79 358 (51) 307 303 26 329
Diluted Shares 185.3 185.3 186.3 186.3
Diluted EPS 1.50 $              0.43 $               1.93 $               (0.27) $              1.66 1.63 0.14 1.77
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($10M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($18M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $7M and $11M to be incurred at the segments and headquarters, respectively.
i Restructuring & realignment costs of $18M to be incurred at the segments.
j Tax impact of one time separation, restructuring & realignment costs expected to be incurred in 2012 and tax special items realized through Q2 2012.
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Adj. Operating Income & Margin

Mid Point Guidance
2008 2009 2010 2011 2012E
Revenue 3,291                 2,849                 3,202                        3,803                        3,800
Operating Income 315                      276                      388                           395                           458
Operating Margin 9.6% 9.7% 12.1% 10.4% 12.1%
Restructuring & Realignment 41                        31                        15                              -                            18
Separation Costs -                      -                      -                            87                              18
Adjusted Operating Income 356                      307                      403                           482                           494
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 13.0%
Standalone Costs -                      -                      -                            5                                28
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           522
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.7%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

36 Phil De Sousa, Investor Relations Officer (914) 323-5930 Janice Tedesco, Investor Relations Coordinator (914) 323-5931 http://investors.xyleminc.com NYSE: XYL